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                                                                   Page 45 of 55

                                  EXHIBIT 10-8

                               BUYER'S CERTIFICATE

         The undersigned, being the Sole Manager and President of St. Paul Associates, LLC. ("ST. PAUL"), a New York limited liability company, hereby certifies that:

         l. Attached hereto as Exhibit A is a true and correct copy of resolutions adopted by the members of St. Paul by unanimous written consent dated as of April 30, 2004 and that said resolutions have not been amended, changed or rescinded and are still in full force and effect.

         2. All of the representations and warranties of Buyer contained in the Note Purchase Agreement between GBC Liquidating Corp. and St. Paul Associates, LLC of even date (the "AGREEMENT") are true and correct and all of the covenants and conditions contained in such Agreement to be performed or met by Buyer prior to Closing have been performed or met.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this 25th day of May, 2004.

                                                /s/ Samuel T. Hubbard, Jr.
                                                -------------------------------
                                                Samuel T. Hubbard, Jr.
                                                Sole Manager and President

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                                                                   Page 46 of 55

                                    EXHIBIT A

1. Election of Manager. Samuel T. Hubbard, Jr. is hereby elected as the sole Manager and the President of the Company, to serve at the pleasure of the Members. In addition, Michael Riordan is hereby elected Secretary and Treasurer of the Company, to serve at the pleasure of the Members.

2. Purchase of GBC Liquidating Note. The Company is hereby authorized to purchase for $1,000,000 cash the Subordinated Promissory Note dated as of December 15, 2000 in the original principal amount of $4,500,000 executed by High Falls Brewing Company, LLC ("HFBC"), as Maker, and payable to the order of GBC Liquidating Corp. (formerly known as The Genesee Brewing Company, Inc.), provided, that such note is amended and restated to (i) reflect the items set forth in paragraphs (a) through (c) below, and (ii) to contain such other provisions as the officer executing same may deem necessary, appropriate or in the best interests of the Company:

         (a) the principal amortization provisions shall be restructured to provide that the entire $4,000,000 principal balance of the amended and restated note shall be paid in 36 equal monthly payments commencing February 1, 2006.

         (b) accrued but unpaid interest as of the date of the purchase shall be forgiven, except for the amount of $100,000, which shall no longer be payable under such Note but shall be payable by HFBC to GBC Liquidating Corp. pursuant to a separate agreement at such time as HFBC has the right to make principal and/or interest payments under the Investor Notes.

         (c) all references to the Asset Purchase Agreement between The Genesee Brewing Company, Inc. and HFBC dated August 29, 2000, as amended, and all setoff and other rights related to such Agreement, shall be deleted from the amended and restated note.

3. Conditional Forbearance. In connection with the note purchase described above, the Company shall be authorized to execute an agreement with HFBC pursuant to which the Company will agree that, after purchase of such note, the Company will not exercise default rights thereunder prior to August 31, 2005 unless prior to that date, (i) a Subordinated Creditor Standstill under the Intercreditor Agreement is commenced with respect to the Cephas debt, (ii) Cephas takes action to enforce its debt against HFBC or (iii) the Intercreditor Agreement is terminated.

4. The President and the Treasurer of the Company, and each of them, is hereby authorized to take such action and execute such documents as he may deem necessary, desirable or in the best interests of the Company in order to effectuate the note purchase transaction referred to above and his taking of any such action and his execution of any such documents shall be deemed conclusive evidence of his authority to do so.